   As filed with the Securities and Exchange Commission on November 19, 1998.
                           Registration No. 333-45979

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                     to the
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                          ----------------------------

                              UNITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

             Georgia                                    6021
  (State or other jurisdiction                   (Primary Standard
of incorporation or organization)          Industrial Classification Code
                                                       Number)

                                   58-2350609
                      (I.R.S. Employer Identification No.)

          950 Joe Frank Harris Parkway, SE, Cartersville, Georgia 30121
                                 (770) 606-0555

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       -----------------------------------

                              Michael L. McPherson
                             Chief Executive Officer
                        950 Joe Frank Harris Parkway, SE
                           Cartersville, Georgia 30121
                                 (770) 606-0555

       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                       -----------------------------------

      Copies of all communications, including copies of all communications sent to agent for service, should be sent to:



         Michael L. McPherson                Neil A. Grayson, Esq.
         Unity Holdings, Inc.                Nelson Mullins Riley &
                                             Scarborough, LLP
         950 Joe Frank Harris Prkwy, SE      999 Peachtree Street, NE
         Cartersville, Georgia 30121         Suite 1400, First Union Plaza
         Phone: (770) 606-0555               Atlanta, Georgia 30309
         Facsimile: (770) 606-1855           Phone: (404) 817-6000
                                             Facsimile: (404) 817-6225


         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]


The Registrant's offering was terminated on October 23, 1998. An aggregate of 838,710 shares of Common Stock were issued in the offering. The remaining 161,290 shares of Common Stock are hereby de-registered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on October 30, 1998.

                                             UNITY HOLDINGS, INC.


                                             By:  /s/ Michael L. McPherson
                                                --------------------------------

                                             Michael L. McPherson
                                             Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following in the capacities and on the dates indicated.


Signature                           Title                      Date

*
Kenneth R. Bishop                   Director                   October 30, 1998


*
Jerry W. Braden                     Director                   October 30, 1998


*
Donald D. George                    Director                   October 30, 1998


*
John S. Lewis                       Director                   October 30, 1998


*
Sam R. McCleskey                    Director                   October 30, 1998

                    (Signatures continued from previous page)


*/s/ Michael L. McPherson
Michael L. McPherson                President;                 October 30, 1998
                                    Chief Executive Officer
                                    of the Company;
                                    Principal Accounting
                                    and Financial Officer;
                                    Director

*
Stephen A. Taylor                   Director                   October 30, 1998


*
B. Don Temples                      Director                   October 30, 1998




*By: /s/ Michael L. McPherson
     Michael L. McPherson
     As Attorney-In-Fact